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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                   FORM 8-K/A

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported): December 27, 2004

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                               SECURED DATA, INC.
               (Exact name of registrant as specified in Charter)


           NEVADA                      000-32253                87-0650264
(State or other jurisdiction of   (Commission File No.)       (IRS Employee
 incorporation or organization)                             Identification No.)


                   16B/F Ruixin Road Bldg.
                   No. 25 Gaoxin Road
                   Xi An 710075 Shaanxi Province
                   China
                   (Address of Principal Executive Offices)


                                (86) 29 8824 6358
                           (Issuer Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.01.  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

Pursuant to the terms of an Agreement and Plan of Reorganization dated December 20, 2004 ("Northwest Agreement"), the Company initially purchased 30% of the common shares of Northwest BioTechnic Inc. ("NBTI"), a British Virgin Islands corporation, in exchange for 80,735,590 shares of the Company's common stock ("Acquisition"), and agreed to purchase the remaining 70% of NBTI's common shares in exchange for a promissory note ("Promissory Note") convertible into 10,465,725 (post a one for eighteen reverse split) shares of the Company's common stock. As a result, the 80,735,590 shares of the common stock of the Company sold represented approximately 86.3% of the total outstanding stock of the Company. No part of the consideration used to acquire control of the Company was from a loan.

The purchase price for the remaining 70% of NBTI's common shares was $1,900,000 payable by the Company's issuance of the Promissory Note on December 20, 2004 The Promissory Note may be convertible into 10,465,725 (post a one for eighteen reverse split) shares of the Company's common stock upon maturity at the discretion of the Company. The shareholders of NBTI may also convert at any time prior to maturity.

NBTI was incorporated in the British Virgin Islands on June 25, 2004. NBTI operates through its wholly owned subsidiary, Huifeng Biochemistry Joint Stock Company ("Huifeng"), which is a joint stock company established under the laws of the People's Republic of China ("PRC") and responsible for the production and sales of plant extracts, biochemical products and pharmaceutical raw products in the PRC.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit
Number    Description
-------   -----------

10.3 Financial Statements of Northwest Bio-Technic Inc. and Huifeng Biochemistry Joint Stock Company.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 9, 2005                       SECURED DATA, INC.


                                           /s/ Jing An Wang
                                           -------------------------------------
                                           By:  Jing An Wang
                                           Its: Chief Executive Officer


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